                      U.S. RESIDENT (NON-EMPLOYEE DIRECTOR)

                               i-STAT CORPORATION

                          STOCK OPTION AWARD AGREEMENT
                                  NON-STATUTORY


      1. Grant of Option. As of the date set forth on the signature page of this Agreement (the "Date of Grant"), i-STAT Corporation, a Delaware corporation (the "Company"), grants to ____________ (the "Director"), in consideration for service as a member of the Board of Directors of the Company, an option (the "Option"), pursuant to the Company's Equity Incentive Plan (the "Plan"), to purchase up to an aggregate of ________ shares (the "Shares") of Common Stock, _____ par value per share ("Common Stock"), of the Company at a price of
________ per Share (the "Exercise Price"), purchasable as set forth in and subject to the terms and conditions of this Agreement and the Plan.

      2. Exercise of Option and Provisions for Termination.

            (a) Exercisability of Option. The Option may not be exercised prior to the later of (x) the date that is thirty (30) days following the Date of Grant and (y) the date that is the day immediately preceding the end of the Company's fiscal quarter in which the Date of Grant occurs, from and after which the Option will become fully exercisable.

            (b) Expiration Date. Except as otherwise provided in this Agreement, the Option may not be exercised after the date (hereinafter the "Expiration Date") that is the fifth anniversary of the Date of Grant. Notwithstanding the foregoing, if at any time during the six (6) months immediately preceding the Expiration Date the Director is precluded from selling Shares solely by reason of the application to the Director of the Company's "Policy Regarding Confidential Information and Insider Trading For All Employees and Directors" (or any similar successor policy), the Expiration Date shall be deemed automatically extended by a period equal to six (6) months beginning with the first day during which the Director shall no longer be so precluded.

            (c) Exercise Procedure. The Option shall be exercised by the Director's delivery of written notice of exercise to the chief financial officer of the

Company, specifying the number of Shares to be purchased and the aggregate Exercise Price to be paid therefor and accompanied by payment in full in accordance with Section 3. Such exercise shall be effective upon receipt by the chief financial officer of the Company of such written notice together with the required payment. The Director may purchase less than the total number of Shares covered hereby, provided that no partial exercise of the Option may be for any fractional Share or for less than five hundred (500) whole Shares.

            (d) Continuous Service Required. Except as otherwise provided in this Section 2, the Option may not be exercised unless the Director, at the time he or she exercises the Option, is, and has been at all times since the Date of Grant of the Option, a director of the Company.

            (e) Cessation of Service. If the Director ceases to serve as such for any reason other than death or disability or removal, as provided in subsections (f) and (g) below, the right to exercise the Option shall terminate three months after such cessation (but in no event after the Expiration Date). If the Director's relationship with the Company changes in a manner that does not constitute a complete cessation of service with the Company, a Parent Corporation or a Subsidiary (as such terms are defined in the Plan); for example, if upon such cessation the Director becomes a consultant to or employee of the Company or any Parent Corporation or Subsidiary, the Board of Directors of the Company (or any Committee thereof appointed by the Board pursuant to the Plan) shall have authority to determine whether or not such change constitutes a cessation of service for purposes of this paragraph.

            (f) Exercise Period Upon Death or Disability. If the Director dies or becomes disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) prior to the Expiration Date, while he or she is serving as such, or if the Director dies within three months after the Director ceases to serve as such (other than as the result of removal as specified in subsection (g) below), then, to the extent the Option was exercisable prior to such event, the Option shall remain exercisable, for a period of one year following the date of death or disability of the Director (but in no event after the Expiration Date), by the Director, the Director's legal representative (in the event of legal incapacity) or by the person to whom the Option is transferred by will or the laws of descent and distribution. Except as otherwise indicated by the context, the term "Director", as used in this Agreement, shall be deemed to include the estate of the Director, or any person who acquires the right to exercise the Option by bequest or inheritance or otherwise by reason of the death of the Director.

            (g) Removal. If the Director, prior to the Expiration Date, ceases to serve as such because he or she is removed from office, the right to exercise the Option shall terminate immediately upon such removal.

      3. Payment of Exercise Price. Payment of the aggregate Exercise Price for Shares purchased upon any exercise of the Option shall be made, at the option of the Director, by delivery to the Company of either (i) cash or a check to the order of the Company, or (ii) shares of Common Stock, in each case in an amount equal to the aggregate Exercise Price of such Shares. For purposes of the preceding sentence, Common Stock shall be valued at its "fair market value" as defined in the Plan, for which purposes the "Value Date" shall be deemed to be the effective date of such exercise.

      4. Delivery of Shares. The Company shall, upon payment of the aggregate Exercise Price for the number of Shares purchased and paid for, make prompt delivery of such Shares to the Director, provided that if any law or regulation requires the Company to take any action with respect to such Shares before the issuance thereof, then the date of delivery of such Shares shall be extended for the period necessary to complete such action. No Shares shall be issued and delivered upon exercise of the Option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

      5. Non-transferability of Option. Except as provided in subsection (f) of
Section 2 or as otherwise agreed to by the Board of Directors or a committee thereof appointed pursuant to the Plan, the Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon the Option or such rights, the Option and such rights shall, at the election of the Company, become null and void.

      6. Rights as a Shareholder. The Director shall have no rights as a shareholder with respect to any Shares which may be purchased by exercise of the Option unless and until a certificate representing such Shares is duly issued and delivered to the Director. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued except as provided for in Sections 7 or 8 of this Agreement.

      7. Recapitalization. If the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of Shares with respect to which the Option shall be exercisable. Such adjustment to the Option shall be made without change in the total Exercise Price applicable to the unexercised portion of the Option, but a corresponding adjustment in the Exercise Price per Share shall be made. No such adjustment shall be made if, in the opinion of counsel to the Company, stockholder approval thereof is required to be obtained in order to preserve for optionees under the Plan the benefits available pursuant to Rule 16b-3 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or any similar or successor rule thereto.

      8. Reorganization or Change in Control of the Company.

            (a) Reorganization. In case, prior to the Expiration Date, (i) the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, (ii) all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, or (iii) of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to the Option, either (x) make appropriate provision for the protection of the Option by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock of the Company, provided that no additional benefits shall be conferred upon the Director as a result of such substitution, and the excess of the aggregate fair market value of the Shares subject to the Option immediately after such substitution over the Exercise Price hereof is not more than the excess of the aggregate fair market value of the Shares subject to the Option immediately before such substitution over the Exercise Price hereof, or (y) upon written notice to the Director, provide that the Option must be exercised within a specified number of days of the date of such notice or it will be terminated. In any such case, the Board of Directors may, in its discretion, accelerate the exercise dates of the Option; provided, however, that paragraph (b) below shall govern acceleration of the exercisability of the Option with respect to the events described in clauses
(i), (ii) and (iii) of such paragraph.

            (b) Change in Control. In case, prior to the time that the Option becomes exercisable pursuant to Section 2(a), (i) of any consolidation or merger involving the Company, if the persons or entities who are shareholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the shares of Common Stock immediately before such merger or consolidation; (ii) of any sale, lease, license, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the business and/or assets of the Company or assets representing over 50% of the operating revenue of the Company; or (iii) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, who was not, on April 21, 1995, a controlling person (as defined in Rule 405 under the Securities Act of 1933, as amended) (a "Controlling Person") of the Company shall become (x) the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of over 50% of the Company's outstanding Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally or (y) a Controlling Person of the Company, then upon the occurrence of any such event the Option shall immediately become exercisable with respect to 100% of the Common Stock subject to the Option.

      9. Withholding Taxes. The Company's obligation to deliver Shares upon the exercise of the Option shall be subject to the Director's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

      10. Restrictions on Transfer of Shares, Acknowledgment and Legend.

            (a) The Director acknowledges and agrees that (i) because of his position with the Company, the Director may be deemed to be an "affiliate" thereof (as such term is defined in Rule 144 promulgated under the Securities
Act); (ii) the resale by an affiliate of the Company of Shares acquired upon any exercise of the Option is restricted by law, notwithstanding any registration of the Shares on Form S-8 (or similar successor form) promulgated under the Securities Act; (iii) any resale of the Shares by an affiliate of the Company pursuant to said Rule 144 would be subject to the volume limitations contained in paragraph (e) thereof; and (iv) the Director will not sell such Shares in violation of Rule 144(e) or any other rule or regulation under the Securities Act. In addition, the Director acknowledges that, for the purposes of ensuring compliance with the exemption from the "short swing profits" rules promulgated under the Exchange Act, no Share may be sold prior to the expiration of six months from the Date of Grant.

            (b) Legend on Stock Certificates. So long as the Director remains an affiliate of the Company, all stock certificates representing Shares issued to the Director upon exercise of the Option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

      "The shares of stock represented by this certificate are subject to the volume limitations of Rule 144(e) promulgated under the Securities
      Act of 1933, as amended."

      By making payment upon exercise of the Option, the Director shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 10.

      11. Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part , in any jurisdiction, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law in such jurisdiction, and such invalidity or unenforceability shall have no effect in any other jurisdiction.

      12. Miscellaneous.

            (a) This Agreement and any instrument delivered pursuant to this Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey, without regard to the conflicts of law rules thereof.

            (b) Any controversy or claim arising out of or relating to this Agreement, or any breach thereof, shall be resolved through final and binding arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment upon any arbitration award rendered may be entered in any court having jurisdiction thereof. The arbitration shall be held in the area where the Company then has its principal place of business. The arbitration award may include an award of attorneys' fees and costs.

            (c) This Agreement shall extend to, be binding upon and inure to the benefit of Director and his legal representatives, heirs, successors and assigns (subject, however, to the limitations set forth in Section 5 with respect to the assignment of the Option or rights herein) and upon the Company and its successors and assigns, regardless of any change in the business structure of the Company, be it through spinoff, merger, sale of stock, sale of assets or any other transaction and shall be construed in a manner that is consistent with the provisions of the Plan.

            (d) This Agreement and the Plan contain the entire agreement of the parties with respect to the subject matter hereof. No waiver, modification or change of any provision of this Agreement will be valid unless in writing and signed by both parties.

            (e) The waiver of any breach of any duty, term or condition of this Agreement shall not be deemed to constitute a waiver of any preceding or succeeding breach of the same or of any other duty, term or condition of this Agreement.

            (f) All notices pursuant to this Agreement will be in writing and will be sent by personal delivery, telecopier, electronic mail or by prepaid registered or certified mail, return receipt requested, addressed to the parties hereto at the addresses set forth beneath their names on the signature page hereto or to such other addresses as may hereafter be specified by like notice in writing by either of the parties, and will be deemed given (i) upon receipt if by personal delivery, (ii) on the day on which delivered if delivered by telecopier (with confirmation of receipt ( to be established by acceptable protocol), (iii) on the third day after mailing if sent by registered or certified mail or (iv) when transmitted if delivered by electronic mail (with satisfactory evidence of transmittal, to be established by acceptable protocol). Copies of all notices shall be sent to: Paul, Hastings, Janofsky & Walker LLP, 1055 Washington Boulevard, Stamford, Connecticut 06901, Attention: Esteban A. Ferrer, Esq., Telecopier No. 203-359-3031, E-mail Address: eaferrer@phjw.com.

            (g) The headings of the sections of this Agreement are inserted for convenience of reference only and will not be deemed to constitute a part hereof or to affect the meaning hereof.

            (h) This Agreement may be executed in counterparts, each of which will be deemed an original but all of which will together constitute one and the same agreement.


                       [signature page follows this page]

Date of Grant:                      i-STAT CORPORATION

____________                        By:______________________________
                                       Name:
                                       Title:

                                       104 Windsor Center Drive
                                       East Windsor, New Jersey 08520

                              DIRECTOR'S ACCEPTANCE

            The undersigned hereby accepts the foregoing Agreement and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's Equity Incentive Plan.


                               DIRECTOR

                               _____________________________
                               Name:
                               Address:

                               Telecopier No.:
                               E-mail Address: